SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Check the appropriate box:

⬜Preliminary Information Statement

⬜Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒Definitive Information Statement

HOMESTEAD FUNDS, INC.

(Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

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⬜Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)Total fee paid:

⬜Fee paid previously with preliminary materials.

⬜Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)Date Filed:

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

(800) 258-3030

July 12, 2021

Dear Shareholder:

The accompanying information statement (the "Information Statement") provides information about the addition of a sub-adviser to the Daily Income Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"). Effective May 1, 2021, Invesco Advisers, Inc. ("Invesco") became sub-adviser to the Fund. For more information regarding this change, please see the supplement dated March 8, 2021 to the Fund's prospectus dated May 1, 2020, attached as Exhibit 1 to the Information Statement, as well as the Fund's latest prospectus dated May 1, 2021. You may obtain copies of the Fund's latest prospectus and statement of additional information ("SAI") free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com.

The Corporation has received an exemptive order (the "Order") from the U.S. Securities and Exchange Commission (the "SEC") that allows certain sub-adviser changes, including adding a new sub-adviser, to be made without shareholder approval. The Order requires that this Information Statement be sent to you. You are receiving the accompanying information statement because you held shares in the Fund as of May 1, 2021.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

/s/ Mark D. Santero

Mark D. Santero

President

Homestead Funds, Inc.

HOMESTEAD FUNDS, INC.

Daily Income Fund

4301 Wilson Boulevard

Arlington, VA 22203

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

 https://www.homesteadfunds.com/wp-content/uploads/Information-Statement-

 %E2%80%93-Engagement-of-Subadviser.pdf

The primary purpose of this information statement (the "Information Statement") is to notify shareholders of the Daily Income Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"), that, effective May 1, 2021, Invesco Advisers, Inc. ("Invesco") became a sub-adviser to the Fund. This Information Statement is being made available via the internet beginning on or about July 23, 2021 to the Fund's Shareholders of record as of the close of business on May 1, 2021 (the "Record Date"). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Fund's most recent annual and semi-annual reports are available free of charge, upon request, by calling toll-free at (800) 258-3030 or by visiting Homestead Funds' website at homesteadfunds.com.

RE Advisers Corporation ("RE Advisers") is the investment adviser to the Fund pursuant to an Amended and Restated Investment Management Agreement dated May 1, 2021, as amended from time to time, between the Corporation and RE Advisers (the "Management Agreement"). RE Advisers also serves as the administrator to the Corporation. RE Advisers is a direct, wholly-owned subsidiary of RE Investment Corporation, which is an indirect, wholly- owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"). RE Investment Corporation (the "Distributor") serves as distributor to the Corporation.

Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that all agreements under which persons serve as investment advisers or investment sub- advisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the "SEC") has granted exemptive relief to the Corporation and RE Advisers (the "Order") that generally permits RE Advisers, subject to certain conditions, and without the approval of shareholders, to: (a) select an unaffiliated investment sub-adviser or sub-advisers (each, a "Sub-Adviser" and collectively "Sub-Advisers") to manage all or a portion of the assets of the Funds pursuant to an investment sub-advisory agreement with a Sub-Adviser (each, a "Sub-Advisory Agreement," and collectively the "Sub-Advisory Agreements"), and (b) materially amend Sub-Advisory Agreements with the Sub-Adviser. The Fund's Board of Directors must approve any new or amended subadvisory agreements implemented in reliance on the Order. The Fund may not rely on the Order with respect to sub-advisers that are affiliated with RE Advisers. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new sub-adviser without shareholder approval, the Fund must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.Introduction

RE Advisers serves as adviser to the Fund pursuant to an Amended and Restated Investment Management Agreement dated May 1, 2021, by and between the Corporation and RE Advisers (the "Management Agreement"). At a meeting held via telephone and video conference on March 4, 2021, of the Board of Directors of the Corporation (the "Board"), including a majority of Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Corporation (the "Independent Directors"), approved an investment sub- advisory agreement between RE Advisers and Invesco with respect to the Fund, which took effect as of May 1, 2021 (the "Sub-advisory Agreement").1 For a discussion regarding the factors considered by the Board in approving the Sub-advisory Agreement and Invesco to serve as sub-adviser to the Fund, see Section III below. RE Advisers continues to serve as the Fund's investment adviser pursuant to the Management Agreement between the Corporation and RE Advisers relating to the Fund.

Effective May 1, 2021, Invesco began serving as the sub-adviser to the Fund. A supplement to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information ("SAI") was filed on March 8, 2021 to reflect the change of sub-adviser. For more information regarding this change, please see the Fund's Prospectus and SAI dated May 1, 2021.

II.The Investment Management Agreement and Sub-advisory Agreement

The Investment Management and Expense Limitation Agreements with RE Advisers

The Management Agreement provides that it will remain in effect, unless sooner terminated, for a period of one year from the effective date and continue for successive periods of one year thereafter only so long as the Board, including a majority of Independent Directors, or a majority of outstanding voting securities of the Fund specifically approve its continuance at least annually. The Management Agreement could be terminated at any time, without the payment of any penalty, by a majority of the Board who are not parties to the Management Agreement or interested persons of any such party, by RE Advisers or by the vote of a majority of the outstanding voting securities of the Fund, upon sixty days' prior written notice, or upon shorter notice as mutually agreed upon. The Management Agreement also includes a provision that causes it to terminate automatically in the event of its assignment.

1As a result of health and safety measures put in place to combat COVID-19, the Securities and Exchange Commission issued an exemptive order pursuant to Sections 6(c) and 38(a) of the 1940 Act that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act (the

"Order"). The Board determined that the conditions surrounding COVID-19 constituted unforeseen or emergency circumstances and that reliance on the Order was necessary and appropriate due to the circumstances related to current or potential effects of COVID-19. Therefore, the March 4, 2021 meeting was held remotely in reliance of the Order. See Investment Company Release No. 33897 (June 19, 2020). This exemptive order supersedes, in part, a similar, earlier exemptive order issued by the SEC (Investment Company Release No. 33824 (March 25, 2020)).

The Management Agreement also generally provides that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of RE Advisers in the performance of any of its duties or obligations under the Management Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to RE Advisers or the Corporation by RE Advisers, RE Advisers is not liable for any act or omission in the course of, or connected with, rendering services under the Management Agreement.

Effective May 1, 2021, the management fee paid by the Corporation to RE Advisers under the Management Agreement was reduced from the annualized rate of 0.50% to 0.40% of the Fund's average daily net assets. For the fiscal year ended December 31, 2020, the Corporation paid RE Advisers $879,264 excluding any applicable waivers or reimbursements, in aggregate management and administrative fees with respect to the Fund.

The Fund has also entered into a contractual Expense Limitation Agreement with RE Advisers, which provides that, to the extent that the Operating Expenses incurred by the Fund through May 1, 2022 exceed 0.60% (prior to May 1, 2021, 0.80%) of the Fund's daily net assets (the "Operating Expense Limit"), such excess amount will be the liability of RE Advisers. The term "Operating Expenses" includes all operating expenses incurred by a Fund, including, but not limited to, the Management Fee. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest: (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of a Fund's business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in

(a)an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time. There is no guarantee that the Fund will be able to maintain a positive yield.

The Management Agreement was last approved by the Board, including by a majority of the Independent Directors who have no direct or indirect interest in the Sub-advisory Agreement, at a meeting held on March 4, 2021.

The Sub-advisory Agreement

The Sub-advisory Agreement for the Fund with respect to Invesco is attached as Exhibit 2 to this Information Statement.

The Sub-advisory Agreement will remain in effect, unless sooner terminated, for a period of two years from the effective date, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Directors, or a majority of the outstanding voting securities of the Fund, specifically approves its continuance at least annually. The Sub-advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by RE Advisers, or by the vote of a majority of the outstanding voting securities of the Fund upon sixty days' prior written notice to Invesco, or by Invesco upon sixty days' prior written notice to RE Advisers. The Sub-advisory Agreement will terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the Management Agreement between RE Advisers and the Corporation is terminated for any reason.

The Sub-advisory Agreement also generally provides that, absent willful misfeasance, bad faith, reckless disregard or gross negligence of Invesco in the performance of any of its duties or obligations under the Sub-advisory Agreement, Invesco will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or any error of fact (including an omission of fact) or mistake of law contained in any report or data provided by Invesco under the Sub-advisory Agreement.

Subadvisory Fee

Under the Sub-advisory Agreement, RE Advisers has agreed to pay Invesco a monthly subadvisory fee that is calculated at the following rates each month: 0.08% of the Fund's average daily net assets up to and including $100 million; and 0.03% of the Fund's average daily net assets in excess of $100 million. The Fund does not pay the subadvisory fees under the Sub- advisory Agreement. Under the Management Agreement between the Corporation and RE Advisers relating to the Fund, the fees payable to RE Advisers by the Fund at current asset levels, before consideration of the effect of any voluntary or contractual advisory fee waiver by RE Advisers, are the same as they would be if no Sub-Adviser had been employed.

For the fiscal year ended December 31, 2020, the Corporation paid RE Advisers $879,264, excluding any applicable waivers or reimbursements, in aggregate management and administrative fees with respect to the Fund under the Management Agreement. If the Sub- advisory Agreement had been in effect during the same period, the fee payable by RE Advisers to Invesco with respect to the Fund would have been $101,740. The difference between such amounts is $777,524 which is the amount that would have been retained by RE Advisers as investment adviser and administrator to the Fund.

For the fiscal years ended December 31, 2020, 2019, and 2018, the Fund did not have a sub-adviser and therefore RE Advisers did not pay any subadvisory fees with respect to the Fund.

Effective Date

The Sub-advisory Agreement was approved by the Board, including by a separate vote of the Independent Directors, at the March 4, 2021 Meeting, and its effective date was May 1, 2021.

III.Board Considerations

At a meeting held on March 4, 2021 (the "March Meeting"), the Board, including a majority of the Independent Directors, approved the Sub-advisory Agreement. Accordingly, Invesco became sub-adviser to the Fund on May 1, 2021.

In making that approval, the Board reviewed a variety of materials that were provided by RE Advisers and Invesco relating to the Fund. During the March Meeting, the Board received a presentation from RE Advisers regarding the Fund and representatives of RE Advisers responded to questions from the Independent Directors. The Board received a presentation regarding, among other things, Invesco's proposed investment strategy for the Fund, investment personnel, organizational structure, and firm governance. Also, the Board reviewed the responses to wide- ranging questions relating to the business and operations of Invesco that Invesco had prepared specifically for the Sub-advisory Agreement review process. The Independent Directors were advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session outside the presence of management.

At the March Meeting, the Board, including a majority of the Independent Directors, concluded that the expected nature, extent and quality of services to be provided by the Sub- adviser supported the initial approval of the Sub-advisory Agreement. The Board also concluded that the proposed fees to be paid to the Sub-adviser appeared to be reasonable in light of the nature, extent and quality of the services to be provided by the Sub-adviser. The Board concluded that those considerations generally supported the initial approval of the Sub-advisory Agreement. Finally, the Board considered the recommendation of RE Advisers that it approve the Sub-advisory Agreement.

In approving the Sub-advisory Agreement, the Board, including the Independent Directors, gave attention to all of the information that was furnished, and each Director placed varying degrees of importance on the various pieces of information that were provided to them. The following paragraphs provide more information about some of the primary factors that were relevant to the Board's decision. The Board did not identify any single factor as determinative, and the Directors generally attributed different weights to various factors.

Nature, extent and quality of services. The Board considered a variety of information that RE Advisers and Invesco prepared for the Board's review. The Board evaluated Invesco's personnel, experience, track record, supervision and compliance programs. The Board considered information concerning the investment philosophy and investment processes Invesco intended to use in managing the Fund, as well as background information on the proposed portfolio management team. The Board also considered Invesco's resources, senior management, succession planning, compensation program and ability to attract and retain capable personnel. The Board took into account Invesco's investment experience, as well as information provided regarding the reputation and professional qualifications of Invesco's investment and compliance personnel who would provide services to the Fund.

Performance. The Board considered information concerning the past performance record of Invesco regarding its management of the strategy proposed for the Fund. The Board also considered Invesco's experience in managing an investment strategy that relies on a substantially similar investment approach to the one intended for use in managing the Fund's assets. The Board noted that management had provided thorough and thoughtful analysis regarding its confidence in the abilities of Invesco.

Fees and Expenses. The Board noted that the subadvisory fee for the Fund was negotiated at arm's length by RE Advisers and is paid by RE Advisers out of the advisory fee. The Board considered the fees charged by Invesco to other mutual funds and private clients with similar investment strategies to the Fund. The Board considered that Invesco may voluntarily waive fees and expenses in certain circumstances. The Board considered the impact of the proposed fee changes on the Fund's hypothetical expense ratio and whether it would be favorable to the Fund's shareholders. The Board also considered whether the proposed fee arrangement would be expected to decrease the Fund's annual expense ratio.

Profitability. The Board considered information regarding a profitability analysis prepared by the RE Advisers related to the sub-advisory relationship with Invesco for the Fund. The Board considered RE Advisers' expected profitability as a result of the proposed sub- advisory agreement with Invesco. The Board considered that RE Advisers' profitability before distribution-related costs was expected to decrease in a normal interest rate environment, and in a low interest environment, RE Advisers' loss before distribution-related costs was also expected to decrease if Invesco agreed to waive a portion of its subadvisory fee in a low interest rate environment.

Economies of scale. The Board considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Board considered that the subadvisory fee contains breakpoints that reduce the subadvisory fee rate above specified asset levels.

Other factors. The Board considered other benefits that may be realized by the Invesco and its affiliates from their relationships with the Fund, such as research, statistical and quotation services and reputational benefits. The Board considered information from the Sub-adviser about potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

IV. The Sub-adviser

Invesco Advisers, Inc. ("Invesco") is located at 1555 Peachtree Street, N.E. Atlanta, GA 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly-traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2020, Invesco Ltd. managed approximately $1,349.9 billion in assets.

The following are the names and principal occupations of the directors and principal executive officers of Invesco. The address of each person listed with respect to their position with Invesco, unless noted otherwise, is: c/o Invesco Advisers, Inc., 1555 Peachtree Street, N.E. Atlanta, GA 30309.

Name	Principal Occupation at Invesco

Gregory G. McGreevey	Director, Chairman, President and Chief Executive Officer
L. Allison Dukes	Director
Andrew R. Schlossberg	Director and Senior Vice President
Kevin M. Carome	Director
Todd F. Kuehl	Chief Compliance Officer
Annette Lege	Chief Accounting Officer, Chief Financial Officer and Treasurer
Mark W. Gregson	Controller
Jeffrey H. Kupor	Senior Vice President and Secretary
Crissie M. Wisdom	Anti-Money Laundering Compliance Officer

Invesco acts as investment adviser or sub-adviser to the following mutual funds that have investment objectives similar to those of the Fund:

	As of December 31, 2020
	Annual Fee
	(as a % of average daily	Assets under
Name of Comparable Fund	net assets)	Management
Invesco Government & Agency	0.10%	$33,403,000,000.00
Portfolio

Invesco Government Money	0.15%	$3,562,000,000.00
Market Fund

Invesco V.I. U.S. Government	0.42%	$364,000,000.00
Money Portfolio

Invesco Premier U.S.	0.25%	$6,960,000,000.00
Government Money Portfolio

Invesco V.I. Government	0.15%	$804,000,000.00
Money Market Fund

Invesco U.S. Government	0.41%	$1,580,000,000.00
Money Portfolio

V.Fund Transactions

Subject to the supervision and control of Adviser and the Board, Invesco is responsible for the selection of broker-dealers to execute the purchases and sales of investment securities for the Fund's portfolio. Invesco is responsible for effecting the Fund's portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Fund might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid. Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

Generally, Invesco only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Invesco will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Invesco will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

In selecting brokers to effect transactions for the Fund, Invesco may consider the brokerage and research services provided by a broker. Invesco may cause the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting the same portfolio transaction if Invesco determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Invesco's overall responsibilities to the Fund and its other clients. Invesco's authority to cause the Fund to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

For the year ended December 31, 2020, the Fund paid $0 in brokerage commissions.

VI. Fund's Ownership Information

As of the Record Date, the total number of shares of beneficial interest of the Fund outstanding was 177,136,511. As of March 31, 2021, the officers and Directors of the Corporation as a group beneficially owned less than 1% of the shares of beneficial interest of the Fund. To the Corporation's knowledge, no person, as of the Record Date, is the beneficial owner of more than 5% of any class of the Fund's voting shares.

VII. Shareholders Sharing the Same Address

As permitted by law, only one copy of the Notice of Internet Availability of Information Statement may be delivered to Shareholders residing at the same address, unless such Shareholders have notified the Corporation of their desire to receive multiple copies of the shareholder reports and other materials that the Corporation sends. If you would like to receive a copy of the Information Statement, please contact the Corporation by writing to the Corporation at 4301 Wilson Boulevard, Arlington, VA 22203, or by calling (800) 258-3030. The Corporation will then promptly deliver, upon request, a separate copy of the Information Statement to any Shareholder residing at an address to which only one copy of the Notice of Internet Availability of Information Statement was mailed. Shareholders wishing to receive separate copies of the Corporation's shareholder reports and other materials in the future, and Shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

HOMESTEAD FUNDS, INC.

SUPPLEMENT DATED MARCH 8, 2021

TO THE PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED FROM TIME TO

TIME

This supplement revises certain information contained in the above-referenced prospectus (the "Prospectus") regarding the Daily Income Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"). Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The Board of Directors of the Corporation has approved Invesco Advisers, Inc. ("Invesco") as the new subadviser for the Fund to be effective May 1, 2021 (the "Implementation Date"), pursuant to a new subadvisory agreement between the Corporation's investment adviser, RE Advisers Corporation ("RE Advisers"), and Invesco. Under the new subadvisory agreement, Invesco will not be compensated directly by the Fund, but will be paid by RE Advisers.

In addition, effective as of the Implementation Date, the Fund's management fee will be reduced from the annualized rate of 0.50% to 0.40% of the Fund's average daily net assets.

In addition, effective as of the Implementation Date, the Fund's operating expense limit will be reduced from the annual rate of 0.80% to 0.60% of the Fund's average daily net assets. This reduction will be effected pursuant to an amendment to the Fund's expense limitation agreement and will provide that, through May 1, 2022, RE Advisers has agreed to limit the Fund's total annual operating expenses (exclusive of (i) interest; (ii) taxes; (iii) brokerage commissions;

(iv)other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act) of the Fund to the annual rate of 0.60% of the

Fund's average daily net assets.

Exh. 1-1

HOMESTEAD FUNDS, INC.

SUPPLEMENT DATED MARCH 8, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS

SUPPLEMENTED FROM TIME TO TIME

This supplement revises certain information contained in the above-referenced statement of additional information (the "SAI") regarding the Daily Income Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The Board of Directors of the Corporation has approved Invesco Advisers, Inc. ("Invesco") as the new subadviser for the Fund to be effective May 1, 2021 (the "Implementation Date"), pursuant to a new subadvisory agreement between the Corporation's investment adviser, RE Advisers Corporation ("RE Advisers"), and Invesco. For its subadvisory services to the Fund, RE Advisers has agreed to pay Invesco a fee calculated using the following monthly rates: 0.08% of the Fund's average daily net assets up to and including $100 million; and 0.03% of the Fund's average daily net assets in excess of $100 million. Under the new subadvisory agreement, Invesco will not be compensated directly by the Fund, but will be paid by RE Advisers.

In addition, effective as of the Implementation Date, the Fund's management fee will be reduced from the annualized rate of 0.50% to 0.40% of the Fund's average daily net assets.

In addition, effective as of the Implementation Date, the Fund's operating expense limit will be reduced from the annual rate of 0.80% to 0.60% of the Fund's average daily net assets. This reduction will be effected pursuant to an amendment to the Fund's expense limitation agreement and will provide that, through May 1, 2022, RE Advisers has agreed to limit the Fund's total annual operating expenses (exclusive of (i) interest; (ii) taxes; (iii) brokerage commissions;

(iv)other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act) of the Fund to the annual rate of 0.60% of the

Fund's average daily net assets.

Exh. 1-2

Exhibit 2

INVESTMENT SUB-ADVISORY AGREEMENT

By and Between

RE Advisers Corporation and

Invesco Advisers, Inc.

INVESTMENT SUB-ADVISORY AGREEMENT, made as of the 1st day of May, 2021, ("Effective Date") by and among RE Advisers Corporation, a corporation organized and existing under the laws of Virginia ("Adviser"), and Invesco Advisers, Inc., a limited partnership organized and existing under the laws of Delaware ("Sub-adviser").

WHEREAS, Adviser has entered into an Investment Management Agreement dated as of the 15h day of September, 2004 ("Management Agreement") with Homestead Funds, Inc. ("Company"), on behalf of the Daily Income Fund (the "Fund"), which is a series of the Company. The Company is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, Adviser, under the Management Agreement, has agreed to provide certain investment advisory and related administrative services to the Fund; and

WHEREAS, the Management Agreement permits the Adviser to retain the services of other persons or organizations for the purpose of providing the Adviser and the Company with information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations thereunder or otherwise helpful to the Company or the Fund; and

WHEREAS, Sub-adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS, Adviser desires to retain Sub-adviser to furnish certain investment advisory services to the Fund and Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.Appointment. (A) Adviser hereby appoints Sub-adviser to provide certain investment advisory services to the Fund for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. Sub-adviser acknowledges that such appointment as sub-adviser to the Fund may be limited to those Fund assets allocated to Sub-adviser by Adviser, which may be changed from time to time at the sole discretion of Adviser. References to "the Fund" in this Agreement shall refer to those

Fund assets allocated to Sub-adviser by Adviser.

II.Additional Series. In the event that the Company has established or establishes one or more series of shares other than the Fund with respect to which Adviser and the Board of Directors of the Company (the "Board") desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder and shall be added to Schedule 1 of the Agreement.

III.Duties of Sub-adviser.

A.Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the oversight of the Board, (2) the Company's Articles of Incorporation and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Company's then current Registration Statement (as defined below), (4) any additional instructions, policies or guidelines established by Adviser or the Board that have been furnished in writing to Sub-adviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended ("Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), as amended from time to time. In particular, in carrying out its duties as Sub-Adviser, the Sub-Adviser shall ensure that the Fund complies with Rule 2a- 7 under the 1940 Act (provided, however, that the Adviser agrees that the Sub-Adviser shall not be responsible for non-compliance with those sections of Rule 2a-7 that do not relate to the Sub-Adviser's responsibilities under this Agreement).

B.Sub-adviser shall have no responsibility with respect to maintaining custody of the Fund's assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Fund ("Custodian"), as identified in the Company' s Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser, promptly of each purchase and sale of a Fund security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Upon reasonable request of Custodian, Adviser and/or Company, Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

C.Sub-adviser shall respond to all corporate action matters incident to the securities held in the Fund, but not with respect to proofs of claim in bankruptcy and class action cases, provided such materials have been forwarded to the Sub-adviser in a timely fashion by the Custodian.

Exh. 2-2

D.Sub-adviser shall timely provide such reports, evaluations, information, analyses and data as may be reasonably requested by Adviser, the Company or the Board regarding Sub- adviser's management of the Fund's assets, including, but not limited to, semiannual written portfolio manager commentary and analysis, portfolio holdings and positions and all material as reasonably may be requested by the Board pursuant to Section 15(c) of the 1940 Act.

E.Upon request of Custodian, Adviser and/or the Company, Sub-adviser shall be available and provide assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available, to confirm any security price that does not meet the tolerance check by the Custodian or supply a different price the Sub-adviser determines to better represent a security's fair value, and provide any other assistance as may be required in valuing securities in the Fund. The Sub-adviser agrees to provide assistance and direction until the Custodian has the information needed to calculate the Fund's Net Asset Value generally prior to 6:00 pm but under certain circumstances may be later.

F.In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Company in any way or otherwise be deemed to be an agent of the Fund, the Company or of Adviser.

IV.	Compensation. For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee from Adviser computed as set forth in Schedule 1 attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 30th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Fund during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V.Expenses. During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Company hereunder. The Company shall assume and shall pay all brokers' and underwriting commissions chargeable to the Company in connection with the securities transactions to which the Fund is a party.

VI. Duties of Adviser.

A.Adviser has furnished or made available to Sub-adviser copies of each of the following documents and will furnish to Sub-adviser all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

Exh. 2-3

(1)The Articles of Incorporation of the Company, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

(2)The by-laws of the Company as in effect on the date hereof and as amended from time to time ("By-Laws");

(3)Resolutions of the Board authorizing the appointment of Adviser and Sub- adviser and this Agreement;

(4)The Company's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), on Form N-lA, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

(5)The Fund's most recent prospectus (the "Prospectus "); and

(6)Any additional policies or guidelines established by Adviser or the Board for the Fund with which the Sub-adviser is required to comply.

Adviser shall furnish Sub-adviser with any further documents, materials or information that Sub- adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

B.The Adviser shall not use any prospectuses if the Sub-adviser reasonably objects in writing ten business days (or such other time as may be mutually agreed) after receipt thereof, and shall not use any other such materials if the Sub-adviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Sub-adviser or its clients in any way are consistent with those materials previously approved by the Sub-adviser as referenced in the preceding sentence. Upon termination of this agreement for any reason, the Adviser shall as soon as practicable cease and cause the Fund to cease all use of the name "Invesco", except as where required by law.

C.The Adviser shall provide (or cause the Fund custodian to provide) timely information to the Sub-Adviser regarding such matters as the composition of the assets of the Fund, borrowings, cash requirements and cash available for investment in the Fund, any applicable investment restrictions imposed by state insurance laws and regulations, and all other reasonable information as may be necessary for the Sub-Adviser to perform its duties and responsibilities hereunder.

VII. Fund Transactions.

A.Sub-adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions. Sub-adviser agrees that, in executing Fund transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best

Exh. 2-4

overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. It is understood that none of the Funds, the Company, the Adviser nor the Sub-adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, in evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, subject to applicable law, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to Sub-adviser with respect to the Fund and/or other accounts over which Sub-adviser exercises investment discretion. Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon reasonable request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

B.In no instance will Fund securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

C.Sub-adviser is hereby authorized to execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons solely in connection with its management of the assets of the Fund. In such respect, and only for this limited purpose, the Sub-adviser shall act as the Adviser's agent and attorney-in-fact. The Adviser shall provide such assistance to the Sub-adviser in setting up and maintaining brokerage accounts, futures and options accounts, and other accounts as the Sub-adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

D.Sub-adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to Rule 17a-7 under the 1940 Act, and in compliance with such procedures of the Fund as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Fund and such

Exh. 2-5

other account if it deems this to be advantageous. Adviser acknowledges that, in the event of any such cross transaction, Sub-adviser may have a potentially conflicting division of loyalties and responsibilities regarding the Fund and such other client account, and Adviser consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE COMPANY BY WRITTEN NOTICE TO SUB-ADVISER.

E.On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub- adviser in the manner Sub-adviser considers to be fair and equitable, and consistent with its fiduciary obligations to the Company and to its other clients.

VIII. Ownership of Records. Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to investment portfolio transactions on behalf of the Fund. In compliance with the requirements of Rule 3la-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Company, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 3la-1 under the 1940 Act, and (C) to surrender promptly to the Company or Adviser any records that it maintains for the Company upon request by the Company or Adviser. Where applicable, such records shall be maintained by Sub-adviser for the periods and in the places required by Rule 31a -2 under the 1940 Act.

IX. Reports and Meetings.

A.Sub-adviser shall timely furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably mutually agree upon with Sub-adviser, including, without limitation, compliance reporting and certification with respect to:

1.Affiliated Brokerage Transactions

2.Affiliated Underwritings

3.Cross Transactions

4.Allocation of Trades

5.Prospectus Compliance

6.Code of Ethics

7.Soft Dollar Usage

8.Stress Testing Results

9.Rule 2a-7 Policies and Procedures

Exh. 2-6

10.Price Overrides/Fair Valuation Determinations.

11.Annual Review of Sub-Adviser's Compliance Procedures and Practices Pursuant to Rule 206(4)-7 of the Advisers Act

B.Sub-adviser shall from time to time make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Sub- adviser hereunder.

X.Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

XI. Sub-adviser's Use of the Services of Others. Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Sub- adviser's overall responsibilities with respect to the other accounts for which it serves as investment manager or counselor.

XII. Prohibited Conduct. In providing the services described in this agreement, the Sub- Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by the Adviser regarding transactions for the Fund in securities or other assets.

XIII. Liability of Sub-adviser; Indemnification. Neither Sub-adviser nor any of its directors, officers, partners, employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, "Related Persons"), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Adviser, Company or Fund or (ii) any error of fact (including an omission of fact) or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance,

Exh. 2-7

bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser's duties on behalf of the Company or Fund or from reckless disregard by Sub-adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a "Culpable Act").

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Company may have under any applicable federal securities laws, and shall not relieve Sub- adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Adviser shall indemnify Sub-adviser and its Related Persons from and against any Damages (as defined below) arising directly or indirectly out of or in connection with the performance of services by Adviser or its Adviser/Company Related Persons (as defined below) under this Agreement or the Management Agreement, in each case, except to the extent such Damages result from a Culpable Act of Sub-adviser or its Related Persons.

XIV. Liability of Adviser and Company; Indemnification. Neither the Adviser or Company, nor any of their directors, officers, partners, employees, agents, or affiliates, nor any person performing executive, administrative, trading, or other functions for the Adviser or Company in connection with the Adviser's and Company's discharge of their obligations undertaken or reasonably assumed with respect to this Agreement (collectively, "Adviser/Company Related Persons"), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Sub-Adviser or (ii) any error of fact (including an omission of fact) or mistake of law contained in any report or data provided by the Adviser or Company, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by the Adviser or Fund or such Adviser/Company Related Person of their duties hereunder or from reckless disregard by the Adviser or Company or any Adviser/Company Related Person of their duties pursuant to this Agreement (each of which is referred to as a "Culpable Act").

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Sub-Adviser may have under any applicable federal securities laws.

Sub-adviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by Sub-adviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Sub-adviser or its Related Persons.

XV. Representations of Sub-adviser. Sub-adviser represents, warrants, and agrees as follows:

Exh. 2-8

A.Sub-adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.Sub-adviser has adopted a written code of ethics (the "Sub-adviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Company with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub- adviser certifies that it has adopted procedures reasonably necessary to prevent "access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Sub-adviser Code. On a quarterly basis, Sub-adviser will either: (i) certify to Adviser that Sub-adviser and its Access Persons have complied with the Sub- adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Fund. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub- adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub- adviser Code.

C.Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of Sub-adviser's Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub- adviser will, promptly after filing any material amendment to its Form ADV with the SEC, and, if not so filed, any material amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Company.

D.Sub-adviser has provided Adviser and the Company, and Adviser and the Company acknowledge having received, a copy of a summary of the Sub- adviser's compliance policies and procedures relevant to Sub-adviser's investment advisory activities that were adopted pursuant to Rule 206(4)-7 under the Advisers Act and Sub-adviser, upon reasonable request, shall provide Adviser and the Company access to Sub-adviser's compliance policies and procedures to permit the review of such policies and procedures.

XVI. Compliance with Applicable Regulations. In anticipation of performing its duties hereunder, Sub-adviser has established compliance procedures (copies of which have been provided to Adviser, receipt of which is hereby acknowledged by Adviser)

Exh. 2-9

reasonably designed to ensure compliance at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; all applicable anti-money laundering laws and regulations; the provisions of the Registration Statement; the provisions of the Articles and the By-Laws of the Company, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XVII. Term of Agreement. This Agreement shall become effective with respect to the Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-adviser in accordance with Section II hereof that the Sub-adviser is willing to serve as Sub-adviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the Fund and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board or vote of a majority of the outstanding voting securities of the Fund;

(ii)in either event, by the vote of a majority of the Directors of the Company who are not parities to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval to the extent required by applicable law; and (b) Sub-adviser shall not have notified Adviser and the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Company, upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVIII. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to the Fund, on 60 days' prior written notice to Sub- adviser, without the payment of any penalty; (ii) upon material breach by Sub- adviser of any of the representations and warranties set forth in Section XV of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to the Fund at any time, without the payment of any penalty, on 60 days' prior notice to Adviser. This Agreement shall terminate automatically in the event of its "assignment", as such term is defined in the 1940 Act, or upon termination of the Management Agreement. Any approval, amendment, or termination of this Agreement with respect to the Fund by the holders of a majority of the outstanding voting securities of the Fund shall be effective to continue, amend or terminate this Agreement with respect to the Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the

Exh. 2-10

outstanding voting securities of the Company, unless such action shall be required by any applicable law or otherwise.

XIX. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XX.Notification. Sub-adviser will notify (1) Adviser as soon as is reasonably practicable of any change in the key personnel of Sub-adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian and (2) the Adviser and the Company of any assignment of this Agreement or change in its ownership that would constitute a change of control within the meaning of the Advisers Act or 1940 Act. In addition, Sub-adviser will notify the Adviser promptly of (1) any contact from the SEC or other regulators or a Self-Regulatory Organization ("SRO") (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Fund or that would have a material impact on Sub- adviser; and (2) any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Fund, the Company, the Adviser or the Sub-adviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

XXI. Confidentiality. All information furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders (collectively, the "Confidential Information"). Without limiting the foregoing, the Adviser acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for the Adviser or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and (2) not to disclose the Fund's holdings, except: (a) as required by applicable law, regulation or legal process; (b) as required by state or federal regulatory authorities; (c) to the Board of Directors of the Fund, counsel to the Independent Directors, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (d) as otherwise agreed to by the parties hereto in writing. Further, the Adviser agrees that Confidential Information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub- Adviser, and the Adviser agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Directors of the Fund, counsel to the Independent Directors, counsel to the Fund, the administrator or any sub-administrator, the independent accountants and any other agent of the Fund; or (iv) as otherwise agreed to by the parties hereto in writing.

Exh. 2-11

Without limiting the foregoing, the Sub-Adviser agrees that any and all Confidential Information that it obtains pursuant to this Sub-Advisory Agreement regarding the Adviser or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Adviser and will be used exclusively to fulfill the Sub-Adviser's obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub- Advisory Agreement; (ii) as required by applicable law, regulation or legal process;

(iii)as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, the Adviser agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

The term "Confidential Information" shall not include: information which (i) is or becomes publicly available other than as a result of a disclosure by a receiving party in violation of this Agreement, (ii) is or becomes available to a receiving party on a nonconfidential basis from a source which, to the best knowledge of the receiving party after reasonable inquiry, is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to the other, or (iii) is independently developed without reference to or reliance on the confidential information.

In the event that a party is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any of the Confidential Information, such party will promptly notify the disclosing party, unless such notification is not permitted by applicable law, regulation or legal process. A party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

XXII. Miscellaneous.

A.Governing Law. This Agreement shall be construed in accordance with the laws of New York without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.Insurance. Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that it reasonably believes is reasonable in light of the nature and scope of Sub-adviser' s business activities.

C.Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D.Entire Agreement. This Agreement represents the entire agreement and understanding of the patties hereto and shall supersede any prior agreements between the parties relating to the

Exh. 2-12

subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

E.Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

F.Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

G.Use of Names. Sub-adviser shall not use the name of the Company, the Adviser or any of their affiliates in any material relating to Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Company's name which merely refer in accurate terms to the appointment of Sub-adviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

H.No Third Party Beneficiaries. This Agreement is for the exclusive benefit and convenience of the Company, the Adviser and the Sub-adviser and there are no third-party beneficiaries of this Agreement. Nothing contained herein shall be construed as granting, vesting, creating or conferring any direct, indirect, or derivative right of action, or any other right or benefit, upon past, present or future shareholders of any Fund or upon any other third party.

I.Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the Sub-Adviser for this purpose shall be:

Address:	Invesco Advisers, Inc.
11 Greenway Plaza, Suite 1000
Houston, TX 77046
Contact:	Attention: General Counsel
Exh. 2-13

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

RE ADVISERS CORPORATION
By: /s/ Mark D. Santero	Attest: /s/ Danielle Sieverling
Name: Mark D. Santero	Name: Danielle Sieverling
Title: President and Chief Executive Officer	Title: Secretary
INVESCO ADVISERS, INC.
By: /s/ Jeffrey H. Kupor	Attest: /s/ Veronica Castillo
Name: Jeffrey H. Kupor	Name: Veronica Castillo
Title: Senior Vice President, Chief Legal Officer	Title: Assistant Secretary
and Secretary

Exh. 2-14

Schedule
1 to
Investment Sub-Advisory
Agreement By and Between
RE Advisers Corporation
and
Invesco Advisers, Inc.
Dated as of May 1, 2021
Sub-Advisory Fees
Fund	Percentage of the Fund's average daily net assets:
Daily Income Fund	0.08% of the Fund's average daily net assets up to
and including $100 million; and 0.03% of the Fund's
average daily net assets in excess of $100 million.

The Sub-adviser may voluntarily waive a portion of its fee to assist the Daily Income Fund in attempting to maintain a positive yield. This voluntary waiver may be revised, discontinued or recontinued at any time at the discretion of the Sub-adviser.

Exh. 2-15

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard

Arlington, VA 22203

(800) 258-3030

Daily Income Fund

NOTICE OF INTERNET AVAILABILITY OF

INFORMATION STATEMENT

July 23, 2021

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the Daily Income Fund (the "Fund"), Homestead Funds, Inc. (the "Corporation"). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review: Daily Income Fund Information Statement.

The Information Statement details a recent subadviser change relating to the Fund. Specifically, the Board of Directors of the Corporation (the "Board") approved the selection of Invesco Advisers, Inc. to serve as the new subadviser to the Fund.

This change became effective on May 1, 2021. The Corporation has received an exemptive order (the "Manager of Managers Order") from the U.S. Securities and Exchange Commission (the "SEC") that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Corporation has received interpretive guidance from the staff of the SEC's Division of Investment Management allowing the Corporation, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All shareholders of record as of May 1, 2021 will receive this Notice. This Notice will be sent to shareholders on or about July 23, 2021. The full Information Statement will be available on the Corporation's website at https://www.homesteadfunds.com/wp-content/uploads/Information- Statement-%E2%80%93-Engagement-of-Subadviser.pdf until September 28, 2021. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Corporation at (800) 258-3030.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.